Schedule of Investments (See Note 3) (Unaudited)

Salient Global Real Estate Fund

September 30, 2022

	Shares	Value (See Note 2)
Common Stocks: 94.1%
Australia: 3.6%
GPT Group	190,000	$467,624
Scentre Group	154,000	251,618
		719,242
Canada: 5.6%
Granite Real Estate Investment Trust	11,300	545,387
Summit Industrial Income REIT	47,500	588,356
		1,133,743
France: 2.5%
Gecina SA	6,500	509,076

Germany: 1.5%
Vonovia SE	14,000	302,144

Great Britain: 1.0%
Great Portland Estates PLC	43,500	212,093

Hong Kong: 4.8%
Henderson Land Development Co., Ltd.	63,000	176,413
Link REIT	43,000	300,162
Sun Hung Kai Properties, Ltd.	30,000	331,088
Swire Properties, Ltd.	76,000	163,497
		971,160
Japan: 13.5%
Mitsubishi Estate Co., Ltd.	50,600	666,715
Mitsui Fudosan Co., Ltd.	38,000	723,899
Sumitomo Realty & Development Co., Ltd.	27,000	614,036
Tokyo Tatemono Co., Ltd.	49,500	704,307
		2,708,957
Singapore: 5.1%
CapitaLand Integrated Commercial Trust	60,786	80,857
Capitaland Investment, Ltd./Singapore	393,000	945,505
		1,026,362
Spain: 4.8%
Inmobiliaria Colonial SA	95,000	458,679
Merlin Properties Socimi SA	65,000	501,549
		960,228
Sweden: 1.0%
Hufvudstaden AB, Class A	18,300	200,537

United Kingdom: 1.4%
Segro Plc	32,700	272,843

United States: 49.3%
Alexandria Real Estate Equities, Inc.	5,700	$799,083
American Tower Corp.	2,400	515,280
Americold Realty Trust, Inc.	24,200	595,320
Apple Hospitality REIT, Inc.	45,000	632,700
AvalonBay Communities, Inc.	4,400	810,436
Boston Properties, Inc.	7,700	577,269
CubeSmart	13,000	520,780
DiamondRock Hospitality Co.	40,000	300,400
Equinix, Inc.	1,000	568,840
Equity Residential	8,000	537,760
Farmland Partners, Inc.	30,000	380,100
Federal Realty Investment Trust	8,000	720,960
Gaming and Leisure Properties, Inc.	11,500	508,760
National Storage Affiliates Trust	12,000	498,960
Potlatch Corp.	7,800	320,112
Prologis, Inc.	5,500	558,800
Retail Opportunity Investments Corp.	55,000	756,800
Ventas, Inc.	7,500	301,275
		9,903,635
Total Common Stocks (Cost $22,073,693)		18,920,020

Total Investments: 94.1% (Cost $22,073,693)		18,920,020

Net Other Assets and Liabilities: 5.9%		1,179,906

Net Assets: 100.0%		$20,099,926

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 3) (Unaudited)

Salient Select Income Fund

September 30, 2022

	Shares	Value (See Note 2)
Common Stocks: 25.4%
REITs-Apartments: 4.0%
Equity Residential(a)	65,000	$4,369,300
UDR, Inc.	110,000	4,588,100
		8,957,400
REITs-Farmland: 1.3%
Farmland Partners, Inc.	225,000	2,850,750

REITs-Hotels: 4.6%
Apple Hospitality REIT, Inc.(a)	420,000	5,905,200
Gaming and Leisure Properties, Inc.(a)	100,100	4,428,424
		10,333,624
REITs-Industrial: 3.6%
Americold Realty Trust, Inc.(a)	145,000	3,567,000
Prologis, Inc. (a)	45,000	4,572,000
		8,139,000
REITs-Manufactured Homes: 1.9%
Sun Communities, Inc.(a)	32,000	4,330,560

REITs-Office Properties: 1.3%
Boston Properties, Inc.	40,000	2,998,800

REITs-Shopping Centers: 3.4%
Phillips Edison & Co., Inc.	80,000	2,244,000
Retail Opportunity Investments Corp.(a)	397,000	5,462,720
		7,706,720
REITs-Specialized: 0.9%
Outfront Media, Inc.	136,000	2,065,840

REITs-Storage: 2.0%
CubeSmart	110,000	4,406,600

REITs-Timber: 1.0%
Potlatch Corp.(a)	55,000	2,257,200

REITs-Towers: 1.4%
American Tower Corp.(a)	15,000	3,220,500

Total Common Stocks (Cost $66,837,869)		57,266,994

Convertible Preferred Stocks: 17.0%

REITs-Hotels: 4.7%
RLJ Lodging Trust
Series A, 1.950%	430,000	10,569,400

REITs-Industrial: 4.7%
LXP Industrial Trust
Series C, 6.500%	217,864	10,544,618

REITs-Shopping Centers: 4.2%
RPT Realty
Series D, 7.250%	216,931	9,506,654

REITs-Specialized: 3.4%
EPR Properties
Series C, 5.750%	31,000	535,680
Series E, 9.000%	280,000	7,187,600
		7,723,280
Total Convertible Preferred Stocks (Cost $26,647,824)		38,343,952

Preferred Stocks: 55.3%

REITs-Apartments: 1.7%
Centerspace
Series C, 6.625%	158,980	3,833,644

REITs-Data Centers: 4.0%
DigitalBridge Group, Inc.
Series H, 7.125%(a)	240,000	5,383,200
Series I, 7.150%	160,000	3,577,600
		8,960,800
REITs-Diversified: 2.8%
Armada Hoffler Properties, Inc.
Series A, 6.750%	150,000	3,436,500
CTO Realty Growth, Inc.
Series A, 6.375%	133,683	2,935,679
		6,372,179
REITs-Healthcare: 3.2%
Global Medical REIT, Inc.
Series A, 7.500%	285,000	7,136,457

REITs-Hotels: 12.2%
Chatham Lodging Trust
Series A, 6.625%	190,000	3,938,700
DiamondRock Hospitality Co.
8.250%	12,400	305,040
Hersha Hospitality Trust
Series C, 6.875%	260,000	5,226,000
Series D, 6.500%	50,000	935,500
Series E, 6.500%(a)	275,000	5,296,500
Pebblebrook Hotel Trust
Series G, 6.375%(a)	205,000	3,833,500
Series H, 5.700%	90,148	1,518,994
Summit Hotel Properties, Inc.
Series E, 6.250%	217,000	3,806,180
Series F, 5.875%	151,000	2,730,080
		27,590,494
REITs-Industrial: 1.1%
Plymouth Industrial REIT, Inc.
Series A, 7.500%(a)	100,000	2,496,000

REITs-Manufactured Homes: 0.0%
UMH Properties, Inc.
Series D, 6.375%	4,617	109,884

REITs-Mortgage: 9.2%
Arbor Realty Trust
Series F, 6.250%	50,000	1,045,500
iStar Financial, Inc.
Series D, 8.000%	2,100	52,353
Series G, 7.650%(a)	400,000	9,573,080
Series I, 7.500%	289,843	7,066,372
KKR Real Estate Finance Trust, Inc.
Series A, 6.500%	150,000	2,982,000
		20,719,305
REITs-Office Property: 0.7%
Vornado Realty Trust
Series M, 5.250%	25,000	435,750
Series N, 5.250%	60,500	1,066,615
		1,502,365
REITs-Residential: 4.2%
American Homes 4 Rent
Series G, 5.875%	340,000	7,650,000
Series H, 6.250%	71,000	1,702,580
		9,352,580
REITs-Shopping Centers: 9.7%
Saul Centers, Inc.
Series D, 6.125%(a)	380,000	8,067,400
Series E, 6.000%	125,000	2,642,500
Urstadt Biddle Properties, Inc.
Series H, 6.250%	345,881	7,263,501
Series K, 5.875%	190,000	3,857,000
		21,830,401
REITs-Single Tenant: 1.3%
Spirit Realty Capital, Inc.
Series A, 6.000%	130,000	2,983,500

REITs-Specialized: 0.8%
CorEnergy Infrastructure Trust, Inc.
Series A, 7.375%	141,481	1,704,846

REITs-Storage: 4.4%
National Storage Affiliates Trust
Series A, 6.000%(a)	442,952	9,930,984

Total Preferred Stocks (Cost $130,902,636)		124,523,439

Total Investments: 97.7% (Cost $224,388,329)		220,134,385

Net Other Assets and Liabilities: 2.3%		5,288,469

Net Assets: 100.0%		$225,422,854

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)

Security, or portion of security, is being held as collateral in a segregated account for possible future use for the line of credit. At period end, the aggregate market value of those securities was $48,576,855, representing 21.6% of net assets.

Investment Abbreviations:

REIT - Real Estate Investment Trust

Schedule of Investments (See Note 3) (Unaudited)

Salient Tactical Growth Fund

September 30, 2022

	Par Value	Value (See Note 2)
Short-Term Securities: 69.6%
Fidelity® Investments Money Market Government Portfolio Institutional Class 2.764%,	$197,180,384	197,180,384

Total Short-Term Securities (Cost $197,180,384)		197,180,384

Total Investments: 69.6% (Cost $197,180,384)		197,180,384

Net Other Assets and Liabilities: 30.4%		85,946,591

Net Assets: 100.0%		$283,126,975

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Investment Abbreviations:

S&P - Standard & Poor’s

Futures Contracts Sold

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
E-mini S&P 500® Futures	8	December 2022	$1,440,600	$1,882
Total Futures Contracts			$1,440,600	$1,882

Notes to Schedules of Investments (Unaudited)

September 30, 2022

1. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services Investment Companies”.

(b) PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees. The Fund’s valuation policies are discussed in further detail in Note 3.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendor may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over the counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or value may be determined based on quotes from dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains and losses on sales of securities are determined by the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Schedule of Investments. These recharacterizations are reflected in the accompanying financial statements.

Distributions received from a Funds’ investments in MLPs generally are comprised of income, capital gains and return of capital. A Fund records investment income, capital gains, and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term.

(g) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. Counterparty risk in the Funds exchange-traded futures contracts is minimized because the counterparty in each trade is the exchange’s clearinghouse, which assures performance of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the con- tract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. None of the Funds held futures contracts as of September 30, 2022.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. None of the Funds held purchased options contracts during the three months ended September 30, 2022.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of September 30, 2022, none of the Funds held warrants.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2022.

(h) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations. As of September 30, 2022, Global Real Estate Fund, Select Income Fund and Tactical Growth Fund held cash balances of $1,090,258, 7,361,155, and 81,596,525, respectively at the custodian.

(i) LEVERAGE

Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Select Income Fund maintains an open-ended line of credit up to a limit of $40,000,000 with Société Générale which expires May 1, 2023. For borrowings under this agreement, the Fund is charged interest of 1.315% above the one-month Term SOFR (Secured Overnight Financing Rate). Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.45% per annum on the amount between the facility limit and borrowed amount. For borrowings under this agreement, the Fund would be charged interest of 1.05% above the one-month Term SOFR. Additionally, if the borrowed amount by the Fund was below 80% of the Fund’s facility limit, the Fund would be charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount. As of September 30, 2022, the borrowed amount on the line of credit was $5,000,000 for the Fund; however, based on the lender agreement, a portion of the securities in the Fund are being segregated as collateral in a segregated account for possible future use for the line of credit based on the commitment fee and terms of the line of credit. As of September 30, 2022, the aggregate market value of the securities held as collateral was $48,576,855, representing 21.6% of net assets.

(j) RESTRICTED SECURITIES

The Fund may purchase restricted securities or securities which are deemed to be not readily marketable. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of September 30, 2022, the Funds did not hold any restricted securities.

2. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. In such a case, a Fund’s value for a security may be different from the last sales price (or the last closing price) and there is no guarantee that a fair valued security will be sold at the same price at which a Fund is valuing the security.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize each Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Real Estate Fund
Common Stocks(a)	$11,037,378	$7,882,642	$—	$18,920,020

Total	$11,037,378	$7,882,642	$—	$18,920,020

Select Income Fund
Common Stocks(a)	$57,266,994	$—	$—	$57,266,994
Convertible Preferred Stocks(a)	38,343,952	—	—	38,343,952
Preferred Stocks(a)	124,523,439	—	—	124,523,439

Total	$220,134,385	$—	$—	$220,134,385

Tactical Growth Fund
Short-Term Securities	197,180,384	—	—	197,180,384

Total	$197,180,384	$—	$—	$197,180,384

(a)	For detailed descriptions of sector, industry, or country, see the accompanying Schedule of Investments.

As of September 30, 2022, none of the Funds held any level 3 securities.

3. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

4. PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

5. SUBSEQUENT EVENTS

On May 26, 2022, Westwood Holdings Group, Inc. (“Westwood”), announced that it had entered into a definitive agreement with Salient Partners, L.P. (“Salient”), pursuant to which Westwood will acquire Salient’s asset management business, including management of the Funds covered in this report, subject to a shareholder vote to approve an Agreement and Plan of Reorganization and Termination (the “Plan”). The shareholder votes took place at special meetings of shareholders held on November 4, 2022 (with respect to Salient Global Real Estate Fund and Salient Tactical Growth Fund) and November 11, 2022 (with respect to Salient Select Income Fund), with the required majority of shareholders of each Fund approving the Plan. Accordingly, it is anticipated that each Fund will be reorganized into a corresponding newly formed series of the Ultimus Managers Trust to be managed by a Westwood-affiliated registered investment adviser after the close of business on November 18, 2022.